UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 27, 2005



                            CAPITAL BANK CORPORATION
             (Exact name of registrant as specified in its charter)

       North Carolina                 000-30062                 56-2101930
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
     of incorporation)                                    Identification Number)

                               4901 Glenwood Ave.
                          Raleigh, North Carolina 27612
                    (Address of principal executive offices)

                                 (919) 645-6400
              (Registrant's telephone number, including area code)

                                       N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

          On December 27, 2005, Capital Bank Corporation, a North Carolina corporation (the "Company"), received a $30,000,000 loan (the "Loan") from First Tennessee Bank National Association ("First Tennessee"). The Loan is secured by a pledge of all of the Company's capital stock in Capital Bank, the Company's wholly-owned subsidiary, pursuant to a Commercial Pledge Agreement with First Tennessee (collectively, with the Loan, the "Loan Documents").

          The Loan matures on January 31, 2006, at which time the principal and interest on all funds borrowed by the Company will become due and payable. The Company is permitted to prepay the Loan at any time without penalty. The interest rate on the Loan is First Tennessee's base commercial rate, which may change daily. The Loan's initial interest rate is 7.25% per annum.

          The Loan Documents provide for certain events of default with customary cure provisions, including failure to pay any principal or interest when due, failure to comply with covenants, any material representation or warranty made by the Company proving to be false in any material respect, certain insolvency or receivership events affecting the Company, defaults relating to certain other indebtedness, a change in ownership of the Company and the occurrence of a material adverse change in the Company's financial condition.

          The Company intends to use the borrowed funds from the Loan to finance a portion of the merger consideration for its merger with 1st State Bancorp, Inc. ("1st State"). The merger between the Company and 1st State is scheduled to close in early January 2006. In connection with the merger between the Company and 1st State, FTN Midwest Securities Corp. ("FTN"), an affiliate of FTN Financial Group, a division of First Tennessee, acted as the Company's financial advisor. FTN provided general financial advice in connection with the merger, including delivering a written opinion to the Company's board of directors that the exchange ratio and the aggregate merger consideration being paid by the Company was fair from a financial point of view to the Company. As the Company's financial advisor in connection with the merger with 1st State, FTN will receive customary fees for the services provided.

          The foregoing description of the Loan and the Loan Documents is qualified in its entirety by the documents attached to this report as Exhibits
10.1 and 10.2, respectively, each of which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

          The disclosure included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01         Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.     Description of Exhibit
-----------     ----------------------
Exhibit 10.1    Promissory Note, dated December 27, 2005, between Capital Bank
                Corporation and First Tennessee Bank National Association.
Exhibit 10.2    Commercial Pledge Agreement, dated December 27, 2005, between
                Capital Bank Corporation and First Tennessee Bank National
                Association.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CAPITAL BANK CORPORATION


                                                  By:    /s/ B. Grant Yarber
                                                       -----------------------
                                                       B. Grant Yarber
                                                       Chief Executive Officer


Date:  January 3, 2006

                                  EXHIBIT INDEX
Exhibit No.     Description of Exhibit
-----------     ----------------------
Exhibit 10.1    Promissory Note, dated December 27, 2005, between Capital Bank
                Corporation and First Tennessee Bank National Association.
Exhibit 10.2    Commercial Pledge Agreement, dated December 27, 2005, between
                Capital Bank Corporation and First Tennessee Bank National
                Association.